Income taxes	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income taxes	Income taxes
Our subsidiaries are subject to income taxation in a number of tax jurisdictions, principally Ireland.
Income before income taxes and income of investments accounted for under the equity method for 2025 includes income of $3.9 billion relating to Ireland and income of $0.2 billion relating to other jurisdictions. Income before income taxes and income of investments accounted for under the equity method for 2024 includes income of $2.1 billion relating to Ireland and income of $0.2 billion relating to other jurisdictions. Income before income taxes and income of investments accounted for under the equity method for 2023 includes income of $3.2 billion relating to Ireland and income of $0.1 billion relating to other jurisdictions.
The following table presents our income tax expense (benefit) by significant tax jurisdiction for the years ended December 31, 2025, 2024 and 2023:

	Year Ended December 31,
	2025	2024	2023
Deferred tax expense, excluding the net change in valuation allowance
Ireland	$486,825	$261,669	$300,646
Other	23,120	3,691	28,572
	509,945	265,360	329,218
Deferred tax (benefit) expense related to the net change in valuation allowance
Ireland	(9,572)	16,360	957
Other	1,124	(31,216)	(50,106)
	(8,448)	(14,856)	(49,149)
Current tax expense (benefit)
Ireland	25,055	41,838	13,147
Other	28,694	31,362	(2,160)
	53,749	73,200	10,987
Total income tax expense (benefit)
Ireland	502,308	319,867	314,750
Other	52,938	3,837	(23,694)
	555,246	323,704	291,056
16. Income taxes (Continued)
The following table provides a reconciliation of income tax expense at the domestic trading statutory income tax rate of 12.5% in Ireland, where the Company is tax resident, to income tax expense for the year ended December 31, 2025:

	Year Ended December 31, 2025
Income tax expense at statutory income tax rate of 12.5%	$511,502	12.5%

Domestic reconciling items:
Non-taxable and non-deductible items	5,256	0.1%
Tax credits	(2,786)	(0.1%)
Changes in valuation allowances	(9,572)	(0.2%)
Other reconciling items	21,347	0.6%

Foreign reconciling items	29,484	0.7%

Changes in worldwide unrecognized tax benefits	15	—
	43,744	1.1%
Income tax expense	$555,246	13.6%
16. Income taxes (Continued)
The following table provides a reconciliation of income tax expense at the domestic trading statutory income tax rate of 12.5% in Ireland, where the Company is tax resident, to income tax expense for the years ended 2024 and 2023, as previously disclosed prior to the adoption of ASU 2023-09:

	Year Ended December 31,
	2024			2023
Income tax expense at statutory income tax rate of 12.5%	$282,922	12.5%		$409,023	12.5%

Foreign rate differential	14,412	0.6%		6,025	0.2%
Pillar Two top-up taxes	42,598	1.9%	(a)	—	—
Withholding tax borne	22,557	1.0%	(b)	12,716	0.4%
Entities taxable at a higher Irish rate	(16,321)	(0.7%)	(c)	(1,788)	(0.1%)
Other reconciling items	(7,608)	(0.3%)	(d)	3,347	0.1%	(f)
Remeasurement of deferred taxes	—	—		(43,806)	(1.3%)	(g)
Gains not taxable	—	—		(45,312)	(1.4%)	(h)
Valuation allowance	(14,856)	(0.7%)	(e)	(49,149)	(1.5%)
	40,782	1.8%		(117,967)	(3.6%)
Income tax expense	$323,704	14.3%		$291,056	8.9%

(a)This amount relates to 2024 top-up taxes arising in respect of Pillar Two in Ireland.
(b)Withholding taxes relate to cross-border payments made to group entities that are subject to withholding taxes.
(c)A higher rate of taxation of 25% applies to certain Irish tax resident entities. Some of our entities with a 25% Irish tax rate incurred a loss during the year and therefore their losses have been valued at 25%.
(d)The 2024 other reconciling items included the following tax-effected amounts: non-deductible interest expense of $10 million, unrecognized tax benefit release of $8 million which is discussed further below and other items of $10 million.
(e)See note below table presenting the movements in the valuation allowance for deferred tax assets for further detail.
(f)The 2023 other reconciling items included the following tax-effected amounts: non-deductible expenses of $6 million and other items of $3 million.
(g)The 2023 remeasurement of deferred taxes relates to the reversal of a deferred tax liability for undistributed profits that may now be recovered in a tax-free manner.
(h)The 2023 gains not taxable arises due to tax-exempt gains realized by group companies on the release of intra-group liabilities.
The calculation of income for income tax purposes differs significantly from financial statement income. Deferred tax is provided to reflect the impact of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and such amounts as measured under income tax law in the various jurisdictions. Operating loss carryforwards and accelerated tax depreciation on flight equipment give rise to our most significant deferred tax assets and liabilities.
16. Income taxes (Continued)
The following tables provide details regarding the principal components of our deferred tax assets and liabilities by significant jurisdiction as of December 31, 2025 and 2024:

	As of December 31, 2025
	Ireland	Other	Total
Deferred tax assets
Flight equipment	$7,103	$792	$7,895
Other intangibles	—	66,707	66,707
Deferred losses on sale of assets	—	3,891	3,891
Operating loss and tax credit carryforwards	1,429,696	123,144	1,552,840
Other	619	9,104	9,723
Total deferred tax assets	1,437,418	203,638	1,641,056
Valuation allowance	(24,030)	(23,478)	(47,508)
Deferred tax assets, net of valuation allowance	$1,413,388	$180,160	$1,593,548

Deferred tax liabilities
Flight equipment	$(4,454,453)	$(103,510)	$(4,557,963)
Other intangibles	(14,724)	—	(14,724)
Other	(8,288)	(5,861)	(14,149)
Total deferred tax liabilities	$(4,477,465)	$(109,371)	$(4,586,836)

Total net deferred tax (liabilities) assets	$(3,064,077)	$70,789	$(2,993,288)

	As of December 31, 2024
	Ireland	Other	Total
Deferred tax assets
Flight equipment	$7,285	$3,639	$10,924
Other intangibles	—	72,702	72,702
Deferred losses on sale of assets	—	8,137	8,137
Operating loss and tax credit carryforwards	1,713,394	108,108	1,821,502
Other	1,332	16,056	17,388
Total deferred tax assets	1,722,011	208,642	1,930,653
Valuation allowance	(33,601)	(22,355)	(55,956)
Deferred tax assets, net of valuation allowance	$1,688,410	$186,287	$1,874,697

Deferred tax liabilities
Flight equipment	$(4,264,191)	$(86,207)	$(4,350,398)
Other intangibles	(17,458)	—	(17,458)
Other	(6,421)	(7,290)	(13,711)
Total deferred tax liabilities	$(4,288,070)	$(93,497)	$(4,381,567)

Total net deferred tax (liabilities) assets	$(2,599,660)	$92,790	$(2,506,870)
16. Income taxes (Continued)
The net deferred tax liabilities as of December 31, 2025 of $3.0 billion were recognized in our Consolidated Balance Sheet as deferred tax assets of $173 million and as deferred tax liabilities of $3.2 billion.
The net deferred tax liabilities as of December 31, 2024 of $2.5 billion were recognized in our Consolidated Balance Sheet as deferred tax assets of $261 million and as deferred tax liabilities of $2.8 billion.
The following table presents the movements in the valuation allowance for deferred tax assets during the years ended December 31, 2025, 2024 and 2023:

	Year Ended December 31,
	2025	2024	2023
Valuation allowance at beginning of period	$55,956	$70,812	$119,961
Increase of allowance included in income tax expense	5,811	21,396	2,035
Decrease of allowance included in income tax expense	(14,259)	(36,252)	(51,184)
Net decrease in valuation allowance	(8,448)	(14,856)	(49,149)
Valuation allowance at end of period	$47,508	$55,956	$70,812
The Company has assessed, on a jurisdictional basis, the realization of its deferred tax assets, including the ability to carry back net operating losses, the existence of taxable temporary differences, the availability of tax-planning strategies and available sources of future taxable income. The Company has concluded that based on cumulative income and future taxable income that it will be able to realize a benefit for its deferred tax assets in certain jurisdictions. In addition, the Company has concluded that a valuation allowance on certain deferred tax assets in Ireland and certain other jurisdictions continues to be appropriate considering income projections and uncertainty with respect to future taxable income.
During the year ended December 31, 2025, the Company released a net valuation allowance of $8 million as an income tax benefit. The Company determined that the positive evidence outweighed the negative evidence in certain tax-paying components of the business, resulting in valuation allowance releases. It is possible that within the next 12 months there may be sufficient positive evidence to release a portion of the remaining valuation allowance. Release of a portion of the remaining valuation allowance would result in a benefit to income tax expense for the period in which the release is recorded, which could have an impact on net earnings. The timing and amount of the potential valuation allowance release are subject to significant management judgment, as well as prospective earnings in Ireland and certain foreign entities and jurisdictions.
The income tax benefit included in the net change in valuation allowance primarily relates to an Irish valuation allowance release. In relation to the Irish valuation allowance release of $10 million, the full release relates to utilizing operating loss carryforwards during the current year that were offset by a valuation allowance at the beginning of the year.
During the year ended December 31, 2024, the Company released a net valuation allowance of $15 million as an income tax benefit. The income tax benefit included in the net change in valuation allowance primarily related to a U.S. valuation allowance release. In relation to the U.S. valuation allowance release, $6 million related to the utilization of operating loss carryforwards during 2024 that had been offset by a valuation allowance at the beginning of that year and $26 million related to adjustments to the beginning of that year valuation allowance due to a change in circumstances that resulted in a change in judgment about the realizability of the deferred tax asset in future years.
During the year ended December 31, 2023, the Company released a net valuation allowance of $49 million as an income tax benefit.
16. Income taxes (Continued)
As of December 31, 2025, 2024 and 2023, we had $0.1 million, $0.1 million and $17 million, respectively, of unrecognized tax benefits. A reconciliation of the beginning to ending amount of unrecognized tax benefits is as follows:

	Year Ended December 31,
	2025	2024	2023
Balance at beginning of period	$120	$16,740	$31,838
Increases related to prior year tax positions	15	7	—
Decreases related to prior year tax positions	—	(7,860)	(5,648)
Increases related to current year tax positions	—	—	113
Settlements	—	(8,767)	—
Lapse of statute	—	—	(9,563)
Balance at end of period	$135	$120	$16,740
Substantially all of the unrecognized tax benefits as of December 31, 2025, if recognized, would affect our effective tax rate. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next 12 months, based on the information currently available, we do not expect any change to be material to our consolidated financial condition.
Our major tax jurisdiction is Ireland, where our tax returns are open for examination from 2021 forward.
Global Tax Reform
In 2021, the European Commission published an EU Directive (the “EU Minimum Tax Directive”) to incorporate the Pillar Two minimum tax rate rules into EU law, which Ireland has enacted into domestic legislation. In Ireland, the EU Minimum Tax Directive has been implemented by means of a top-up tax to achieve an effective rate of 15% that became effective on January 1, 2024. Further guidance from the OECD and the Irish tax authorities in relation to these rules is expected to be published in the future. It is possible that the Irish tax authorities will seek to further refine or change the Irish tax rules regarding Pillar Two given that it is a new development in Irish tax law. It is also possible that the OECD will release further guidance in the future on Pillar Two. As an example, on January 5, 2026, new guidance was released by the OECD as to how these rules could apply to U.S.-headquartered groups. It is difficult to determine the degree to which any future guidance or changes in law could alter the operation of this tax, and any such developments may have an adverse impact on our effective tax rate and cash tax liabilities in future periods.
Ireland
Since 2006, the enacted Irish trading corporate income tax rate has been 12.5%. Some of our Irish tax-resident operating subsidiaries have significant operating loss carryforwards as of December 31, 2025, which give rise to deferred tax assets. These operating loss carryforwards of $11.3 billion do not expire with time. In addition, the vast majority of our Irish tax-resident subsidiaries are entitled to accelerated aircraft depreciation for income tax purposes and to shelter net taxable income with the surrender of losses on a current year basis within the Irish tax group. Based on projected taxable profits in our Irish subsidiaries, we expect to recover the majority of the value of our Irish deferred tax assets and we have not recognized a valuation allowance against these assets, with the exception of $6 million, as of December 31, 2025. We also have $18 million of tax credit carryforwards, which do not expire with time, available in Ireland. A valuation allowance has been recognized in full against these tax credit carryforwards.
16. Income taxes (Continued)
United States
As of December 31, 2025, we had U.S. federal net operating carryforwards of $483 million, of which $160 million expire between 2028 and 2038 and $323 million are available to offset future federal taxable income indefinitely. Additionally, of the $160 million of net operating loss carryforwards with defined expiration dates, $52 million are subject to annual limitations under Internal Revenue Code Section 382. As of December 31, 2025, we had net operating loss carryforwards for state income tax purposes of $94 million, of which $47 million expire between 2026 and 2055 and $47 million are available to offset future state taxable income indefinitely.